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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): October 22, 2007


                         Mayfair Mining & Minerals, Inc.
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                 (Exact name of registrant specified in Charter)


      Nevada                      333-102117               45-0487294
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 (State or other                 (Commission             (IRS Employer
 jurisdiction of                 File Number)          Identification No.)
  incorporation)


         South Lodge, Paxhill Park, Lindfield, West Sussex, RH16 2QY, UK
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                    (Address of principal executive offices)

                                44-(1444)-220210
                                ----------------
                           (Issuer's Telephone Number)


                                    No Change
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         (Former name and former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02.  New Directors

The Company announces the appointment of two (2) new Directors.

Effective October 22, 2007, Mr. Peter Davy, previously an Advisory Board Member, has been elected and accepted his election to the Board of Directors of the Company. Mr. Davy will also serve in the role of Chief Operating Officer and plans to provide essential organizational skills, mining project expansion through his network of contacts on the African continent and sales and marketing expertise for the Company's current precious metals and gemstone production.

Mr. Davy has spent his entire professional career employed in the sector of commercial real estate and housing development. Since 1976, he has been engaged in the field of housing development in sub-Saharan Africa. The following 30 years he was involved in developing and managing housing projects in most Anglophone countries in Africa together with a body of consultancy which started when he was appointed advisor to the Director General of the Capital Development Authority in Tanzania and continued with work for the Commonwealth Secretariat, The ILO in Geneva, The World Bank and many African Governments. Since 2004, he has been involved in establishing and managing various projects in the field of minerals, precious and semi-precious stones including mining and exporting product to the Far East. Mr. Davy holds a degree from Leicester University.

There are no arrangements or understandings between Mr. Davy and any other person pursuant to which Mr. Davy was selected as a Director.

There are no committees of the Board of Directors to which Mr. Davy has been or, at this time, is expected to be named.

Also effective October 22, 2007, Mr. Peter John Mills has been elected and accepted his election to the Board of Directors of the Company. Mr. Mills plans to provide essential financial analysis and accounting skills to the Company.

From 1986 through the present, Mr. Mills has been a self-employed Chartered Accountant in the U.K., serving small companies and individuals with respect to annual financial statements and tax returns in the U.K.

There are no arrangements or understandings between Mr. Mills and any other person pursuant to which Mr. Mills was selected as a Director.

There are no committees of the Board of Directors to which Mr. Mills has been or, at this time, is expected to be named


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ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

      (a) Not applicable

      (b) Not applicable

      (c) Exhibits: None



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        MAYFAIR MINING & MINERALS, INC.

                                        By: /s/ "Clive de Larrabeiti"
Dated: October 24, 2007                     ------------------------------------
                                            Clive de Larrabeiti, President